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                                  EXHIBIT C

                    AGREEMENT WITH RESPECT TO GROUP FILING

          THIS AGREEMENT is made as of this 8th day of January, 1996 by and among the undersigned parties.

          WHEREAS, pursuant to Rules 13d-1 and 13d-2 of the Securities and Exchange Commission (the "SEC"), under the Securities Exchange Act of 1934, as amended (the "Act"), each of the undersigned parties is obligated to file with the SEC, and from time to time to file with the SEC amendments to, a
Schedule 13D relating to shares of the Common Stock, no par value, of Alpharel, Inc., a California corporation.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

          The parties, from time to time, will file one statement containing the information required by Schedule 13D on behalf of each of them in satisfaction of the obligation of each of them under Rules 13d-1 and 13d-2 of the SEC. Each party is responsible for the completeness and accuracy of only that information relating to him or its respective executive officers and directors and controlling persons, and is not responsible for the completeness or accuracy or any information concerning any other party. The execution of any statement by each party shall constitute a representation by such party that it neither knows nor has reason to believe that any information concerning any other party contained in such statement is inaccurate at the time of such execution.

          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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          IN WITNESS WHEREOF, the undersigned have signed this Agreement or caused this Agreement to be executed by its duly authorized officers as of the date first above written.

                                       DOCUMENT MANAGEMENT SYSTEMS LIMITED

                                       By: /s/ BRIAN J. PIERCE
                                           -----------------------------------
                                       Its: Director
                                            ----------------------------------


                                       THE MAJOR TRUST

                                       By:  UNION TRUST COMPANY LIMITED

                                       Its: Trustee

                                            By: /s/ PETER E.F. NEWBALD
                                                ------------------------------
                                            Its: Director
                                                 -----------------------------


                                       UNION TRUST COMPANY LIMITED

                                       By: /s/ PETER E.F. NEWBALD
                                           -----------------------------------
                                       Its: Director
                                            ----------------------------------


                                       /s/ BRIAN JOHN PIERCE
                                       ---------------------------------------
                                       BRIAN JOHN PIERCE


                                       /s/ PETER EDWARD FRANCIS NEWBALD
                                       ---------------------------------------
                                       PETER EDWARD FRANCIS NEWBALD

                                       2

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                                       /s/ RICHARD JOHN STOBART PROSSER
                                       ---------------------------------------
                                       RICHARD JOHN STOBART PROSSER


                                       /s/ IAN ROBERT RICHARDSON
                                       ---------------------------------------
                                       IAN ROBERT RICHARDSON


                                       /s/ JAMES NORMAN HENRY BENNETT
                                       ---------------------------------------
                                       JAMES NORMAN HENRY BENNETT

                                       3